Exhibit 99.1

Icahn Enterprises L.P. Announces Closing of $750 Million Senior Notes Offering

(New York, New York, December 12, 2019) – Icahn Enterprises L.P. (NASDAQ: IEP) – Icahn Enterprises L.P. (“Icahn Enterprises”) announced today that it, together with Icahn Enterprises Finance Corp. (together with Icahn Enterprises, the “Issuers”), consummated their offering of $750,000,000 aggregate principal amount of 5.250% Senior Notes due 2027 (the “Notes”) in a private placement not registered under the Securities Act of 1933, as amended (the “Securities Act”) (such offering, the “Notes Offering”). The Notes were issued under an indenture by and among the Issuers, Icahn Enterprises Holdings L.P., as guarantor (the “Guarantor”), and Wilmington Trust, National Association, as trustee, and are guaranteed by the Guarantor. The proceeds from the Notes Offering will be used for general limited partnership purposes.

The Notes and related guarantee were made only (1) in the United States to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and (2) outside the United States to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The Notes and related guarantee have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act. This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Issuers.

About Icahn Enterprises L.P.

Icahn Enterprises L.P. (NASDAQ: IEP), a master limited partnership, is a diversified holding company engaged in seven primary business segments: Investment, Energy, Automotive, Food Packaging, Metals, Real Estate and Home Fashion.

Caution Concerning Forward-Looking Statements

This release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, many of which are beyond our ability to control or predict. Forward-looking statements may be identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of Icahn Enterprises and its subsidiaries. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors, including risks related to economic downturns, substantial competition and rising operating costs; risks related to our investment activities, including the nature of the investments made by the private funds which we manage, losses in the private funds and loss of key employees; risks related to our ability to continue to conduct our activities in a manner so as to not be deemed an investment company under the Investment Company Act of 1940, as amended; risks related to our energy business, including the volatility and availability of crude oil, other feed stocks and refined products, unfavorable refining margin (crack spread), interrupted access to pipelines, significant fluctuations in nitrogen fertilizer demand in the agricultural industry and seasonality of results; risks related to our automotive activities, including exposure to adverse conditions in the automotive industry; risks related to our food packaging activities, including competition from better capitalized competitors, inability of our suppliers to timely deliver raw materials, and the failure to effectively respond to industry changes in casings technology; risks related to our scrap metals activities, including potential environmental exposure; risks related to our real estate activities, including the extent of any tenant bankruptcies and insolvencies; risks related to our home fashion operations, including changes in the availability and price of raw materials, and changes in transportation costs and delivery times; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. Past performance in our Investment segment is not indicative of future performance. We undertake no obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise.

Contact:

Investor Contact:

SungHwan Cho

Chief Financial Officer

(212) 702-4300